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                                3,250,000 SHARES
                                  COMMON STOCK
                                ($.001 PAR VALUE)

                             UNDERWRITING AGREEMENT


                                                                   June __, 1997

A.G. EDWARDS & SONS, INC.
MORGAN KEEGAN & COMPANY, INC.
         As Representative of the Several Underwriters
                  c/o A.G. Edwards & Sons, Inc.
                  One North Jefferson Avenue
                  St. Louis, Missouri  63103

         The undersigned, Acorn Products, Inc., a Delaware corporation (the "Company"), and UnionTools, Inc., a Delaware corporation (the "Subsidiary"), hereby address you as the representatives (the "Representatives") of each of the persons, firms and corporations listed on Schedule I hereto (collectively, the "Underwriters") and hereby confirms its agreement with the several Underwriters as follows:

         1. DESCRIPTION OF SHARES. The Company proposes to issue and sell to the Underwriters 3,250,000 shares of Common Stock, par value $.001 per share of the Company (the "Common Stock") (such 3,250,000 shares of Common Stock are herein referred to as the "Firm Shares"). Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company further proposes to grant to the Underwriters the right to purchase up to an additional 487,500 shares of Common Stock (the "Option Shares"), as provided in Section 3 of this Agreement. The Firm Shares and the Option Shares are herein sometimes referred to as the "Shares" and are more fully described in the Prospectus hereinafter defined.

         2. PURCHASE, SALE AND DELIVERY OF FIRM SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, (a) to purchase from the Company at a purchase price of $___ per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) to purchase from the Company any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to
Section 3 hereof.

         The Company will deliver definitive certificates for the Firm Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon (the "Place of Closing"), for the accounts of the Underwriters against payment by or on behalf of such Underwriter to the Company of the purchase price for the Firm Shares sold by the Company to the several Underwriters by wire transfer in same day funds payable to the order of the Company at 8:00 a.m., St. Louis time, on _____________, 1997, or at such other time and date not later





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than five full business days thereafter as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

         The certificates for the Firm Shares so to be delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Closing Date.

         It is understood that the Underwriters propose to offer the Shares to the public upon the terms and conditions set forth in the Registration Statement hereinafter defined.

         3. PURCHASE, SALE AND DELIVERY OF THE OPTION SHARES. The Company hereby grants options to the Underwriters to purchase from the Company 487,500 Option Shares on the same terms and conditions as the Firm Shares; provided, however, that such options may be exercised only for the purpose of covering any over-allotments which may be made by the Underwriters in the sale of the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

         The options are exercisable on behalf of the several Underwriters by you, as Representatives, at any time, and from time to time, before the expiration of 30 days from the date of this Agreement, for the purchase of all or part of the Option Shares covered thereby, by notice given by you to the Company in the manner provided in Section 12 hereof, setting forth the number of Option Shares as to which the Underwriters are exercising the options, and the date of delivery of said Option Shares, which date shall not be less than three business days nor more than five business days after such notice unless otherwise agreed to by the parties. You may terminate the options at any time, as to any unexercised portion thereof, by giving written notice to the Company to such effect.

         You, as Representatives, shall make such allocation of the Option Shares among the Underwriters as may be required to eliminate purchases of fractional Shares.

         Delivery of the Option Shares with respect to which the options shall have been exercised shall be made to or upon your order at Edwards' Office (or at such other place as you and the Company may mutually agree upon), against payment by you of the per share purchase price to the Company by wire transfer payable in same day funds. Such payment and delivery shall be made at 8:00 a.m., St. Louis time, on the date designated in the notice given by you as above provided for, unless some other date and time are agreed upon, which date and time of payment and delivery are called the "Option Closing Date." The certificates for the Option Shares so to be delivered will be made available to you for inspection at Edwards' Office at least one full business day prior to the Option Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Option Closing Date. On the Option Closing Date, the Company shall provide the Underwriters such representations, warranties, opinions and covenants with respect to the Option Shares as are required to be delivered on the Closing Date with respect to the Firm Shares.





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         4.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

         (a) The Company and its Subsidiary, represent and warrant to and agree with each Underwriter that:

                  (i) A registration statement (Registration No. 333-25325) on Form S-1 with respect to the Shares, including a preliminary prospectus, and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company pursuant to and in conformity with the requirements of the Securities Act of 1933 (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder (except that the registration statement and the preliminary prospectus as filed with the Commission on April 17, 1997 did not include an estimated range of the maximum offering price and share and per share data) and has been filed with the Commission under the Act. Copies of such registration statement, including any amendments thereto, each related preliminary prospectus (meeting the requirements of Rule 430 or 430A of the Rules and Regulations) contained therein, the exhibits, financial statements and schedules have heretofore been delivered by the Company to you. If such registration statement has not become effective under the Act, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission but no later than 9:00 a.m. on the first Business Day following the date of this Agreement. If such registration statement has become effective under the Act, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" as used herein means the registration statement as amended at the time it becomes or became effective under the Act (the "Effective Date"), including financial statements and schedules, all exhibits and any information contained in any final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and, if applicable, the information deemed to be included by Rule 430A of the Rules and Regulations. The term "Prospectus" as used herein means (1) the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or (2) if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. The term "Preliminary Prospectus" as used herein shall mean a preliminary prospectus as contemplated by Rule 430 or 430A of the Rules and Regulations included at any time in the Registration Statement.

                  (ii) The Commission has not issued, and is not to the knowledge of the Company threatening to issue, an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus nor instituted proceedings for that purpose. Each Preliminary Prospectus at its date of issue, the Registration Statement and the Prospectus and any amendments or supplements thereto contains or will contain, as the case may be, all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Act




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         and the Rules and Regulations (except that the Preliminary Prospectus dated April 17, 1997 did not include an estimated range of the maximum offering price and share and per share data). Neither the Registration Statement nor any amendment thereto, as of the applicable Effective Date, and neither the Prospectus nor any supplement thereto contains or will contain, as the case may be, as of its date, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation thereof.

                  (iii) The filing of the Registration Statement has been duly authorized by the Board of Directors of the Company and the execution and delivery of this Agreement has been duly authorized by the Board of Directors of the Company and its Subsidiary; this Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary and constitutes a valid and legally binding obligation of the Company and the Subsidiary enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity; the issue and sale of the Shares by the Company and the consummation by the Company of the transactions to be performed by the Company contemplated herein will not (1) result in a violation of the Company's or the Subsidiary's certificate of incorporation or bylaws or (2) result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiary under, any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which the Company or its Subsidiary is a party or any existing statute, order, rule or regulation of any United States court or governmental agency or body having jurisdiction over the Company or its Subsidiary or their properties, except in the case of clause (2) to such extent as does not materially adversely affect the business, prospects, financial condition or results of operations of the Company and its Subsidiary, taken as a whole; no consent, approval, authorization, order, registration or qualification of or with any United States court or governmental agency or body is required to be obtained by the Company for the sale of the Shares to the Underwriters or the consummation by the Company of the transaction to be performed by the Company herein contemplated, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or any state or foreign securities laws under the Act or Rules and Regulations.

                  (iv) Except as described in the Prospectus, neither the Company nor its Subsidiary has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (other than losses or interferences which




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         do not materially adversely affect the business, prospects, financial condition or results of operations of the Company and the Subsidiary taken as a whole). Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its Subsidiary, taken as a whole have not incurred any liabilities or obligations, direct or contingent, other than in the ordinary course of business, or entered into any transactions not in the ordinary course of business, and, except for the issuance of shares of Common Stock upon the exercise of options outstanding on the date hereof, there has not been any change in the capital stock or increase in the long-term debt of the Company and its Subsidiary taken as a whole or any material adverse change in the business, prospects, financial condition or results of operations of the Company and its Subsidiary, taken as a whole. The Company and its Subsidiary have filed all necessary federal, state and foreign income and franchise tax returns and paid all taxes shown as due thereon; all tax liabilities are adequately provided for on the books of the Company and its Subsidiary except to such extent as would not materially adversely affect the business, prospects, financial condition or results of operations of the Company and its Subsidiary, taken as a whole; and the Company and its Subsidiary have no knowledge of any tax proceeding or action pending or threatened against the Company or its Subsidiary which could reasonably be expected, to materially adversely affect the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole.

                  (v) Except as described in the Prospectus, there are no legal, governmental or regulatory proceedings pending or threatened to which the Company or the Subsidiary are a party or of which any property of the Company or the Subsidiary is the subject which could reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary taken as a whole; and there are no contracts or documents of the Company or its Subsidiary which would be required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

                  (vi) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights arising by or through the Company. The Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and are not the subject of any preemptive or similar rights arising by or through the Company. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The authorized capital stock of the Company conforms to the description thereof contained in the Registration Statement and the Prospectus in all material respects. Except as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of its capital stock or any such warrants,




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         convertible securities or obligations. No person has any right to have any securities of the Company held by them registered under the Act in connection with the Offering.

                  (vii) The Company and its Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate their properties and conduct their businesses as described in the Registration Statement; the Company and its Subsidiary are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified, would not, individually or in the aggregate, materially adversely affect the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole; and all of the outstanding shares of capital stock of the Company's Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except as described or referred to in the Registration Statement and Prospectus, are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim; no options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiary are outstanding.

                  (viii) Ernst & Young LLP, the accounting firm which has certified the financial statements filed with the Commission as a part of the Registration Statement, is an independent public accounting firm within the meaning of the Act and the Rules and Regulations.

                  (ix) The consolidated financial statements and schedules of the Company, including the notes thereto, filed with and as a part of the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Company and its Subsidiary as of the respective dates thereof and the consolidated results of operations and statements of cash flow for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise disclosed in the Registration Statement or the Prospectus. The selected financial data included in the Registration Statement and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements in the Registration Statement and Prospectus.

                  (x) Each of the Company and its Subsidiary has all governmental licenses, permits, consents, orders, approvals, franchises, certificates and other authorizations (collectively, "Licenses") necessary to carry on its business and own or lease its properties as contemplated in the Registration Statement and Prospectus, except such Licenses, the failure to so have would not have an adverse effect on the business, prospects, financial condition or results of operations of the Company and its Subsidiary, taken as a whole. Each of the Company and its Subsidiary has complied in all respects with all laws, regulations and orders applicable to it or its business, assets and properties except for such non-compliance as could not reasonably be expected to have a material




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         adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary taken as a whole. Each of the Company and its Subsidiary is not in breach or default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party, which default could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its Subsidiary, taken as a whole. Except as otherwise described in the Registration Statement and Prospectus, there are no governmental proceedings or actions pending or, to the Company's knowledge, threatened for the purpose of suspending, modifying or revoking any License held by the Company or its Subsidiary except such as could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole. The Company is not in violation of any provision of its Certificate of Incorporation or Bylaws, as amended. The Subsidiary is not in violation of its organizational documents, as amended. Neither the Company nor the Subsidiary has, at any time during the past five years, (1) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (2) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

                  (xi) Except as described in the Prospectus, the Company and its Subsidiary own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business as currently operated by them, and neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its Subsidiary, taken as a whole.

                  (xii) The Company and its Subsidiary have good title to all property owned by them, free and clear of all liens, encumbrances, restrictions and defects except such as are described in the Registration Statement or do not interfere with the use made and proposed to be made of such property; and any property held under lease or sublease by the Company or its Subsidiary is held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiary, and neither the Company nor any subsidiary has any notice or knowledge of any claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or the Subsidiary's rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or any of its subsidiary's rights to the continued possession of the leased or subleased premises under any such lease or sublease




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         in conflict with the terms thereof except such as could not reasonably be expected to materially adversely affect the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole.

                  (xiii) The business, operations and facilities of the Company and its Subsidiary have been and are being conducted in compliance in all material respects with all applicable laws, ordinances, rules, regulations, Licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States or any state or political subdivision thereof having jurisdiction over the Company or its Subsidiary, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except for such non-compliance as could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company or its Subsidiary taken as a whole; and none of the Company or its Subsidiary has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources), which violation could reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its Subsidiary, taken as a whole. The intended use and occupancy of each of the facilities owned or operated by the Company or its Subsidiary complies in all material respects with all applicable codes and zoning laws and regulations except for such noncompliance as could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole, and there is no pending or, to the knowledge of the Company, threatened condemnation, zoning change, environmental or other proceeding or action that could reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole. Except as described in the Prospectus, there is no factual basis for any action, suit or other proceeding involving the Company or its Subsidiary or any of their material assets for any failure of the Company or its Subsidiary, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment except such as could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole.





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                  (xiv) Neither the Company nor its Subsidiary is involved in any labor dispute with its employees which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiary, taken as a whole, nor, to the Company's knowledge, is any such dispute threatened or imminent.

                  (xv) Neither the Company nor any of its directors or officers has taken nor will he, she or it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of the Company's Common Stock to facilitate sale or resale of the shares or otherwise and the Company is not aware of any such action taken or to be taken by any affiliates of the Company (within the meaning of the Rules and Regulations).

                  (xvi) The Company is not an "investment company" or an entity "controlled" by an "investment company" required to be registered under the Investment Company Act of 1940, (the "Investment Company Act") (for purposes of this Section 4(a)(xvi), "investment company" and "controlled" shall have the meanings ascribed to such terms in the Investment Company Act).

         (b) Any certificate signed by any officer of the Company on behalf of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         5. ADDITIONAL COVENANTS. The Company covenants and agrees with the several Underwriters that:

         (a) If the Registration Statement is not effective under the Act, the Company will use its reasonable best efforts to cause the Registration Statement to become effective as promptly as possible, and it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective. The Company (1) will prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations, if required, a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations or otherwise; (2) will not file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (3) will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

         (b) The Company will advise the Underwriters promptly, after it shall receive notice or obtain knowledge thereof, of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution or threatening of any




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proceedings for that purpose, and the Company will use its reasonable best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

         (c) The Company will cooperate with the Underwriters and their counsel in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as they may have designated and will make such applications, file such documents, and furnish such information as may be necessary for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or to subject itself to taxation as doing business in any jurisdiction where it is not now so taxed. The Company will, from time to time, file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as is reasonably required for the offering, sale and distribution of the Shares.

         (d) The Company will deliver to, or upon the order of, the Underwriters, without charge from time to time, as many copies of any Preliminary Prospectus as they may reasonably request. The Company will deliver to, or upon the order of, the Underwriters without charge as many copies of the Prospectus, or as it thereafter may be amended or supplemented, as they may from time to time reasonably request. The Company consents to the use of such Prospectus by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with the offering or sale of the Shares. The Company will deliver to the Underwriters at or before the Closing Date two signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as they may reasonably request.

         (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in your reasonable judgment or in the reasonable opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

         (f) The Company will make generally available to its shareholders pursuant to the Securities and Exchange Act of 1934 (the "1934 Act"), as soon as it is practicable to do so, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and its Subsidiary (which need not be audited) complying with Section 11(a) of the Act and the Rules and Regulations thereunder (including Rule 158) and will advise the Underwriters in writing when such statement has been so made available.

         (g) The Company will, for a period of two years from the Closing Date, deliver to the Underwriters at their principal executive offices a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the 1934 Act. Any report, document or other information required to be furnished under this paragraph (g) shall be furnished as soon as practicable after such report, document or information becomes available.

         (h) On the Closing Date, the Company will apply the net proceeds from the sale of the Shares as set forth in the description under "Use of Proceeds" in the Prospectus. The Company shall file such reports with the Commission with respect to the sale of Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act, including, without limitation, Form SR.

         (i) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Act.

         (j) Prior to the Closing Date (and, if applicable, the Option Closing
Date), the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its Subsidiary for any quarterly periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

         (k) The Company will use its reasonable best efforts to obtain approval for, and maintain the quotation of the Shares on, the National Association of Securities Dealers, Inc. Automated Quotation/National Market System (the "NASDAQ/NMS").

         (l) For a period of 180 days from the Effective Date, the Company will not directly or indirectly sell, contract to sell or otherwise dispose of any shares of the Company's Common Stock, any securities exchangeable for Common Stock or any other rights to acquire such shares without your prior written consent, except for the Shares sold hereunder and except for sales of shares of Common Stock to the Company's employees pursuant to the exercise of employee or director stock options, stock purchase or other employee benefit plans.

         (m) Prior to the Closing Date (and, if applicable, the Option Closing
Date), the Company will not issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or its Subsidiary, the financial condition, results of operations, business, properties, assets or liabilities of the Company or its Subsidiary, or the offering of the Shares, without your prior written consent.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy in all material respects, as of the date hereof and as of the Closing Date (and, if applicable, the Option Closing Date), of the representations and warranties of the Company and its Subsidiary contained herein, to the performance in all material respects by the Company of its covenants and obligations hereunder, and to the following additional conditions:

         (a) All filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to the best knowledge of the Company or any Underwriter, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

         (b) The Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) On the Closing Date, the Company shall have consummated the Exchange (as defined in the Prospectus) as described in the Prospectus under the caption "Prospectus Summary - The Fund Transactions."

         (d) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of counsel for the Company, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that:

                  (i) The Company and its Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate their properties and conduct their businesses as described in the Registration Statement; the Company and its Subsidiary are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole; and the outstanding shares of capital stock of the Company's Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel, and except as otherwise described or referred to in the Registration Statement and the Prospectus, are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim; to the knowledge of such counsel, no options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiary are outstanding except as described in the Registration Statement and the Prospectus.

                  (ii) The Company has duly and validly authorized capital stock as set forth under the heading "Capitalization" in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform as to legal matters to the description of the Common Stock contained in the Registration Statement and the Prospectus, and the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with this Agreement, will be validly issued, fully paid and non-assessable, and to the knowledge of such counsel, are not the subject of any preemptive rights or similar rights arising by or through the Company.

                  (iii) The Registration Statement has become effective under the Act and the Company has filed the Prospectus pursuant to Rule 424(b) under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the Act.

                  (iv) No authorization, approval, consent, order, registration or qualification of or with any United States court or governmental body, authority or agency is required to be obtained by the Company for the sale of the Shares to the Underwriters or the consummation by the Company of the transactions to be performed by the Company contemplated by this Agreement, except such as may be required under the Act or the Rules and Regulations or as may be required by the NASD or under state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (v) This Agreement has been duly authorized, executed and delivered by the Company and its Subsidiary. The execution, delivery and compliance by the Company with the provisions of this Agreement and the consummation by the Company of the transactions to be performed by the Company herein contemplated do not and will not result in a violation of the Company's certificate of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company and its Subsidiary under any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement, or any other agreement or instrument filed as an exhibit to the Registration Statement or any order, rule or regulation (other than foreign and state securities laws, as to which such counsel need not express an opinion, and other than federal securities laws, as to which such counsel need not express an opinion pursuant to this paragraph 6(d)(v)) known to such counsel of any court of the United States or state thereof or governmental agency or body having jurisdiction over the Company or its Subsidiary or their properties, except, in the case of any such violation, breach, default, creation or imposition, to such extent could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its Subsidiary, taken as a whole.

                  (vi) To the knowledge of such counsel, (1) except as described in the Prospectus, there are no legal, governmental or regulatory proceedings pending or threatened to which the Company or the Subsidiary are a party or of which any property of the Company or the Subsidiary is the subject which could reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company or its Subsidiary taken as a whole; and (2) there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (vii) The Company is not an "investment company" or a company "controlled" by an "investment company" required to be registered under the Investment Company Act. For purposes of this Section 6(c)(vii), the terms "investment company" and "controlled" shall have the meanings ascribed to such terms in the Investment Company Act.

                  In addition, such counsel shall state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent auditors of the Company and your representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed. Such counsel also shall state that because the purpose of their professional engagement was not to establish or confirm factual matters and because the scope of their examination of the affairs of the Company did not permit them to verify the accuracy, completeness or fairness of the statements set forth in the Registration statement or Prospectus, they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, except as to the extent set forth in the last sentence of this paragraph. Such counsel shall also state that on the basis of the foregoing, and except for the financial statements and schedules and other financial data included therein, as to which such counsel need express no opinion or believe, (a) such counsel is of the opinion that the Registration Statement at the time it became effective, and the Prospectus as of the date thereof and as of the date of such opinion, appeared on their face to be appropriately responsive in all material respects to the relevant requirements of the Securities Act and the General Rules and Regulations promulgated thereunder and (b) no facts have come to such counsel's attention that lead such counsel to believe that (i) the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus as of its date and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel also shall state that insofar as the statements contained in the Registration Statement and the Prospectus under the caption "Description of

Capital Stock" constitute a summary of the documents and legal matters referred to therein, such counsel is of the opinion that such statements fairly present the information called for with respect to such documents and legal matters by the Securities Act and the applicable rules and regulations of the Commission thereunder relating to registration statements on Form S-1 and prospectuses.

                  In rendering the foregoing opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States.

         (e) You shall have received on the Closing Date (and, if applicable, the Option Closing Date), from Jones, Day, Reavis & Pogue, counsel to the Underwriters, such opinion or opinions, dated the Closing Date (and, if applicable, the Option Closing Date) with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus and other related matters as you may reasonably require; the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

         (f) Immediately prior to the execution of this Agreement and on the Closing Date (and, if applicable, the Option Closing Date), you shall have received from Ernst & Young LLP, a letter or letters, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations, and the answer to
Item 509 of Regulation S-K set forth in the Registration Statement is correct insofar as it relates to them, and stating to the effect set forth in Schedule II hereto.

         (g) Except as contemplated in the Prospectus, (1) neither the Company nor its Subsidiary shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree other than such losses or interferences which do not materially adversely affect the business, prospects, financial condition or results of operations of the Company and the Subsidiary, taken as a whole; and (2) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor its Subsidiary shall have incurred any liability or obligation, direct or contingent, or entered into transactions other than in the ordinary course of business, and there shall not have been any change in the capital stock (other than pursuant to the exercise of existing stock options) or increase in the long-term debt of the Company and its Subsidiary or any change in the financial condition, net worth, business, affairs, management, prospects or results of operations of the Company and its Subsidiary taken as a whole, the effect of which, in any such case described in clause (1) or (2), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Closing Date (and, if applicable, the Option Closing Date) on the terms and in the manner contemplated in the Prospectus.

         (h) There shall not have occurred any of the following: (1) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the NASDAQ/NMS or the establishing on such exchange or system by the Commission or by such exchange or system of minimum or maximum prices which are not in force and effect on the date hereof; (2) a general moratorium on commercial banking activities declared by either federal or New York State authorities; (3) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (3) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; (4) any national or international calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause which makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; or (5) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule, or order of any court or other governmental authority, or the taking of any action by any federal, state or local government or agency in respect of fiscal or monetary affairs, if the effect of any such event specified in this clause
(5) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus.

         (i) You shall have received certificates, dated the Closing Date (and, if applicable, the Option Closing Date) and signed on behalf of the Company by the President and the Chief Financial Officer of the Company stating that (1) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, that (2) all representations and warranties made herein by the Company are true and correct in all material respects at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed by the Company on or prior to such Closing Date have been duly performed in all material respects.

         (j) The Company shall not have failed, refused, or been unable, at or prior to the Closing Date (and, if applicable, the Option Closing Date) to have performed in all material respects any agreement on their part to be performed or any of the conditions herein contained and required to be performed or satisfied by them at or prior to such Closing Date.

         (k) The Company shall have furnished to you at the Closing Date (and, if applicable, the Option Closing Date) such other certificates as you may have reasonably requested as to the accuracy, on and as of such Closing Date, of the representations and warranties of the Company herein and as to the performance by the Company of their obligations hereunder.

         (l) The Shares shall have been approved for trading upon official notice of issuance on the NASDAQ/NMS.

         (m) A Lock-Up Agreement substantially in the form of Schedule III hereto dated the date hereof or earlier shall have been executed and delivered to the Representatives by each officer, director and beneficial owner of 5% or more of the Common Stock of the Company and by the OCM Principal Opportunities Fund, L.P.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Jones, Day, Reavis & Pogue, counsel for the several Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may reasonably request.

         If any of the conditions specified above in this Section 6 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) or waived by you in writing, this Agreement may be terminated by you on notice to the Company.

         7. INDEMNIFICATION. (a) The Company and its Subsidiary, jointly and severally, will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you, specifically for use in the preparation thereof; and provided, further, that if any Preliminary Prospectus or the Prospectus contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus or in the Prospectus or in an amended or supplemented Prospectus, the Company shall not be liable to any Underwriter or controlling person under this Subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, such revised Preliminary Prospectus or Prospectus or amended or supplemented Prospectus. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

         (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and, each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any such Underwriter specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

         (c) Any party which proposes to assert the right to be indemnified under this Section 7 shall, within ten days after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not (1) relieve such indemnifying party from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn if such action and such failure results in the forfeiture by the indemnifying party of substantive rights and defenses or it has been materially prejudiced by such failure or (2) relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized in writing by the indemnifying party, (b) the indemnified party shall have been advised by such counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or
(3) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne by the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened clam, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. Each indemnified party, as a condition of such indemnity, shall cooperate in good faith with the indemnifying party in the defense of any such action or claim.

         (d) If the indemnification provided for in this Section 7 is for any reason, other than pursuant to the terms thereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under Subsections (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and its Subsidiary, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company and its Subsidiary, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations. The relative benefits received by, as applicable, the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Company and its Subsidiary in this Subsection (d) to contribution are joint and several. The Underwriters' obligations in this Subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company contained in Sections 7 and 11 herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter or any controlling person, the Company or any of its officers, directors or any controlling persons, or the Selling Shareholders, and shall survive delivery of the Shares to the Underwriters hereunder.

         9. SUBSTITUTION OF UNDERWRITERS. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that they have so arranged for the purchase of such Shares, you or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company as provided in Subsection (a) above, the aggregate number of Shares which remains unpurchased does not exceed one-tenth of the total Shares to be sold on the Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company as provided in Subsection (a) above, the number of Shares which remains unpurchased exceeds one-tenth of the total Shares to be sold on the Closing Date, or if the Company shall not exercise the right described in Subsection (b) above to require the non-defaulting Underwriters to purchase Shares of the defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company except for the expenses to be borne by the Company and the Underwriters as provided in Section 11 hereof and the indemnity and contribution agreements in
Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. EFFECTIVE DATE AND TERMINATION. This Agreement may be terminated pursuant to Section 9(c) or as a result of the failure of a condition set forth in Section 6(g) or Section 6(h) by you at any time at or prior to the Closing Date by notice to the Company. Any such termination shall be without liability of any party to any other party except as provided in Section 7 or Section 11 hereof. If you terminate this Agreement, you shall notify the Company by telephone or telecopy, confirmed by letter.

         11. COSTS AND EXPENSES. The Company will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto and the printing, delivery and shipping of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaires and Powers of Attorney and Blue Sky Memoranda, (c) the furnishing of copies of such documents to the Underwriters, (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states, including the reasonable fees and disbursements of Underwriters' counsel relating to such registration or qualification, (e) the fees payable to the NASD and the Commission in connection with their review of the proposed offering of the Shares, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all initial transfer taxes, if any, (h) all fees and expenses relating to the authorization of the Shares for trading on NASDAQ/NMS, (i) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares and (j) all of the other costs and expenses incident to the performance by the Company of the registration and offering of the Shares; provided, however, that the Underwriters will bear and pay the fees and expenses of the Underwriters' counsel (other than fees and disbursements relating to the registration or qualification of the Shares for offering and sale under the securities laws of the various states), the Underwriters' out-of-pocket expenses, stock transfer taxes or the resale of any Shares by them and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Shares.

         If this Agreement is terminated by you in accordance with the provisions of Section 9(c), the Company shall not then be under any liability to any Underwriter except as provided in Section 7 and Section 11, but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.

         12. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Syndicate, facsimile number (314) 289-7387, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 500 Dublin Avenue, Columbus, Ohio 43216-1930, facsimile number (614) 222-4437,
Attention: President. Notice to any Underwriter pursuant to Section 7 shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to such Underwriter's address as it appears in the Underwriters' Questionnaire furnished in connection with the offering of the Shares or as otherwise furnished to the Company.

         13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

         In all dealings with the Company under this Agreement you shall act on behalf of each of the several Underwriters, the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

         14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         15. PRONOUNS. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

         16. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

                                   ACORN PRODUCTS, INC.



                                   _____________________________________
                                   By: Gabe Mihaly
                                   Title: President and Chief Executive Officer



Accepted in St. Louis,             UNIONTOOLS, INC.
Missouri as of the date
first above written, on
behalf of ourselves and each
of the several Underwriters        _____________________________________
named in Schedule I hereto.        By:
                                   Title:
A.G. EDWARDS & SONS, INC.



______________________________
By:
Title:


MORGAN KEEGAN & COMPANY, INC.



______________________________
By:
Title:

                                   SCHEDULE I



Name                                   Number of Shares
----                                   ----------------

A.G. Edwards & Sons, Inc.                   -----
Morgan Keegan & Company, Inc.               -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----
---------------------                       -----


Total                                       -----

                                   SCHEDULE II


         Pursuant to Section 6(g) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its Subsidiary within the meaning of the Act and the applicable Rules and Regulations thereunder.

                  (ii) In their opinion, the financial statements and any financial schedules audited by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements.

                  (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, performing the procedures specified by the AICPA for a review of interim financial information as discussed in SAS No. 71, Interim Financial Information, on the interim financial statements of the Company and its Subsidiary included in the Prospectus or the Registration Statement, inspection of the minute books of the Company and its Subsidiary since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its Subsidiary responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) any material modifications should be made to the unaudited consolidated statements of operations, consolidated balance sheets and statements of consolidated stockholders' equity and cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles, or the unaudited consolidated statements of operations, consolidated balance sheets and statements of consolidated stockholders' equity and cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder.

                  (B) any other unaudited statement of operations data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus.

                  (C) any unaudited pro forma financial information included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of the unaudited pro forma financial information.

                  (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its Subsidiary, or any decreases in consolidated working capital, net current assets or net assets or other items specified by the Representatives, or any changes in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                  (E) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated net sales or the total or per share amounts of consolidated net income or any other changes in any other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                  (iv) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its Subsidiary for the periods covered by their reports and any interim or other periods since the latest period covered by their reports, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its Subsidiary and have found them to be in agreement.

                                  SCHEDULE III

                           Form of Lock-Up Agreement


A.G. EDWARDS & SONS, INC.
MORGAN KEEGAN & COMPANY, INC.
As Representatives of the
several Underwriters
c/o  A.G. Edwards & Sons, Inc.
     One North Jefferson Avenue
     St. Louis, Missouri  63103

Ladies and Gentlemen:

                  The undersigned understands that Acorn Products, Inc. (the "Company") has filed a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the proposed sale of the Company's common stock, par value $.001 per share (the "Common Stock") by the Company in a public offering (the "Offering") to be underwritten by A.G. Edwards & Sons, Inc. ("Edwards"), Morgan Keegan & Company, Inc. (the "Representatives"), and other potential underwriters (the "Underwriters"). Edwards has requested that each director and officer of the Company and certain stockholders of the Company enter into this Agreement because the prospect of public sales of Common Stock by the Company's stockholders during the period after the offering would be detrimental to the proposed underwriting effort. The undersigned recognizes that it is in the best financial interests of the undersigned, as an officer, director or stockholder of the Company, that the proposed public offering be completed.

                  In consideration of the foregoing and with the understanding that the Underwriters will rely hereon in connection with their commitment to underwrite the proposed public offering, the undersigned hereby agrees for the benefit of the Company, the Representatives and the Underwriters not to, without the prior written consent of Edwards, directly or indirectly, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for, shares of Common Stock for a period of 180 days after the date of the Underwriting Agreement related to the Offering unless pursuant to
(a) a bona fide gift, (b) transfers made to family members, trusts or other similar transfers, in each case for estate planning purposes, (c) transfers to affiliated entities and (d) pledges in connection with loans; provided that any person receiving or holding shares of Common Stock as a result of any of any transaction pursuant to clauses (a), (b), (c) or (d) above agrees in writing with you to be bound by the provisions of this agreement.

Dated:  June   , 1997


                                         ---------------------------------------
                                         Name:
                                         Title: